                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of November 3, 1998, is entered into by and among Dreyer's Grand Ice Cream, Inc. (the "Company"), the several financial institutions party to the Credit Agreement (collectively, the "Banks"), ABN-AMRO Bank N.V., San Francisco International Branch as Co-Agent and Bank of America National Trust and Savings Association, as agent for itself and the Banks (the "Agent").


                                    RECITALS

          A. The Company, Banks, and Agent are parties to an Amended and Restated Credit Agreement dated as of March 27, 1998, (the "Credit Agreement") pursuant to which the Banks have extended certain credit facilities to the Company.

          B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

          C. The Majority Banks are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2. Amendments to Credit Agreement.

               (a) Section 1.01 of the Credit Agreement is amended as follows:

                    (1) The following definition of "Adjusted EBITDA" is inserted in the proper alphabetical place:

               "Adjusted EBITDA" of the Company means the Company's EBITDA computed on a rolling four quarter basis, adding back amounts related to non-recurring charges taken in the third and fourth quarter of 1998, not to exceed $70,000,000 (collectively, the "Add-back Charges"). An amount of $13,000,000 of Add-back Charges shall be added back in the calculation of Adjusted EBITDA for the third quarter of 1998, an amount equal to the total Add-back Charges shall be added back for the fourth quarter of 1998 and the first, second, and third quarter of 1999 calculations of Adjusted EBITDA, with no amounts added back for the fourth quarter of 1999 and thereafter. For the avoidance of doubt, it is understood and agreed that in each calculation of Adjusted EBITDA, the aggregate Add-back Charges added back for such calculation shall not exceed an aggregate amount of $70,000,000.

                    (2) The definition of "Applicable Margin" is revised in its entirety to provide as follows:

               "Applicable Margin" means for each period from the date which is three Business Days after the date the Agent receives a Compliance Certificate pursuant to Section 6.02(b) (the "Current Compliance Certificate") through the date which is two Business Days after the Agent receives the next such Compliance Certificate, and for each Loan made, converted, or continued during such period, if the Compliance Certificate shows the Company's Funded Debt/Adjusted EBITDA Ratio is:

                                                    2.50 or above and    3.00 or above and     3.50 or above and
For Each                            Below 2.50          below 3.00           3.50 Below           4.00 Below
Offshore Rate Loan                   0.750%               0.875%               1.000%               1.125%

Base Rate Loan                       0.000%               0.000%               0.000%               0.000%

Same Day Rate Loan                   0.500%               0.625%               0.750%               0.875%


                               4.00 or above and    4.25 or above and    5.00 or above and       5.50 or above
For Each                           below 4.25           below 5.00           below 5.50
Offshore Rate Loan                   1.375%               2.000%               2.250                2.750%

Base Rate Loan                       0.000%               0.000%               0.000%               0.000%

Same Day Rate Loan                   1.000%               1.000%               1.000%               1.000%




                    (3) The definition of "Arranger" is modified by replacing "BancAmerica Robertson Stephens" with "NationsBank Montgomery Securities LLC".

                    (4) The definition of "Funded Debt/EBITDA Ratio is amended in its entirety to provide as follows:

               "Funded Debt/Adjusted EBITDA Ratio" of any Person means the ratio of such Person's Funded debt to its Adjusted EBITDA.

                    (5) The definition of "Offshore Rate" is modified by replacing "applicable Lending Office" with "main London branch".

               (b) Section 2.09(c)(1)(B) of the Credit Agreement is amended as follows:

                    (1) By replacing "Company's Funded Debt/EBITDA Ratio" with "Company's Funded Debt/Adjusted EBITDA Ratio".

                    (2) By replacing the table in this Section 2.09(c)(1)(B) with the following table:

         Below 3.00                         0.250% per annum
         3.00 or above but below 4.25       0.375% per annum
         4.25 or above                      0.500% per annum


               (c) Section 7.02 of the Credit Agreement is amended as follows:

                    (1) By re-lettering subsection (f) of this Section to (g);
and

                    (2) By adding the following as a new subsection (f):

               (f) the sale, assignment, lease, conveyance, transfer, or other disposition by the Company, of the following assets:

                    (1) any interest in the Company's Lindenhurst and Gaithersburg Maryland facilities including, without limitation, all assets related thereto; and

                    (2) any interests in the following Wholly-Owned
Subsidiaries: Grand Soft Equipment Company and Grand Soft Capital Company including, without limitation, all assets related thereto.

               (d) Section 7.13 of the Credit Agreement is amended in its entirety to provide as follows:

               7.13 Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time during any fiscal quarter to be less than the sum of:

               (i) $140,000,000; plus

               (ii) 75% of the Company's consolidated net income for each calendar year beginning with the calendar year ending on December 31, 1999 (with no deduction for losses); plus

               (iii) 75% of Net Issuance Proceeds of any stock offerings issued or subordinated debt incurred since March 27, 1998.

               (e) Section 7.14 of the Credit Agreement is amended in its entirety to provide as follows:

               7.14 Minimum Fixed Charge Coverage Ratio.

          (a) The Company shall not permit its Fixed Charge Coverage Ratio:

                              For the period consisting of the four consecutive
       To be less than:       fiscal quarters ending on the last day of its:

               2.00           Third fiscal quarter of 1998

               1.70 Fourth fiscal quarter of 1998 and first and second fiscal quarters of 1999

               2.25 Third fiscal quarter of 1999 and each fiscal quarter thereafter

               (b) For purposes of this Section, Fixed Charge Coverage Ratio means the ratio of "A" to "B" where:

          "A" means the sum of Adjusted EBITDA plus current operating lease expenses; and

          "B" means interest expense plus current operating lease expenses;

          in all cases computed on a consolidated basis and measured at the end of the relevant fiscal quarter for the four successive fiscal quarters ending on the last day of such fiscal quarter.

               (f) Section 7.15 of the Credit Agreement is amended in its entirety to provide as follows:

          7.15 Funded Debt/Adjusted EBITDA Ratio.

          (a) The Company shall not permit its Funded Debt/Adjusted EBITDA Ratio to be greater than:

               (1) 4.50 for its third fiscal quarter in 1998;
               (2) 6.00 for its fourth fiscal quarter in 1998;
               (3) 5.50 for its first fiscal quarter in 1999;
               (4) 5.00 for its second fiscal quarter in 1999;
               (5) 4.00 for its third and fourth fiscal quarters in 1999; and
               (6) 3.50 for its first fiscal quarter in 2000 and each fiscal quarter thereafter.

               (g) Article VII of the Credit Agreement is amended by adding the following as new Section 7.19:

          7.19 Senior Notes. Prior to December 31, 2000, the Company shall not amend any Senior Note or any indenture or other agreement pursuant to which any Senior Note is issued or otherwise relating to the Senior Note if such amendment changes (a) the final maturity date of such Senior Note and/or (b) the repayment schedule of such Senior Note; provided that the Banks shall not unreasonably withhold a waiver of this Section.

               (h) Schedule 2 to the Compliance Certificate is replaced with
Exhibit 1 to this Amendment.

          3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

               (a) No Default or Event of Default has occurred and is continuing.

               (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms[, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

               (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date.

               (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          4. Effective Date. This Amendment will become effective as of September 25, 1998 provided that each of the following conditions precedent is satisfied on or before November 3, 1998:

               (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

               (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect, authorizing the execution, delivery and performance of this Amendment.

               (c) The Agent and the Banks have received from the Company the amount of One Hundred Seventy Five Thousand Dollars ($175,000), representing payment in full of a non-refundable amendment fee, which amount the Company hereby covenants to pay to the Agent on demand for the account of the Banks consenting to this Amendment.

               (d) The Agent has received from the Company for the sole account of the Agent a non-refundable fee in the amount specified in a separate agreement between the Agent and the company.

          5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to enter into amendments under the same, similar or any other circumstances in the future.

          6. Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

               (e) This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.


                The rest of this page is deliberately left blank

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                            DREYER'S GRAND ICE CREAM, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, as Agent and as
                                            a Bank

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            ABN AMRO BANK N.V., as Co-Agent and
                                            as a Bank

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            CREDIT SUISSE FIRST BOSTON

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________



                                       7
                               Signature page for
            First Amendment to Amended and Restated Credit Agreement
                            Dreyer's Grand Ice Cream
                                November 3, 1998

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________




                                       8
                               Signature page for
            First Amendment to Amended and Restated Credit Agreement
                            Dreyer's Grand Ice Cream
                                November 3, 1998

      Exhibit 1 to First Amendment to Amended and Restated Credit Agreement

                    Schedule 2 to the Compliance Certificate
                   Financial Covenant Analyses and Information


                                                  Date:_________________________
                          For the fiscal quarter ended:_________________________


                                   Schedule 2
                          to the Compliance Certificate
                   Financial Covenant Analyses and Information


SECTION 7.01 - LIMITATION ON LIENS

1. Section 7.01(g) Aggregate amount of judgment or judicial attachment liens and falling within this Section:

     Permitted:  $5,000,000              Actual:        $_________

2. Section 7.01(i) Aggregate principal amount secured by Liens on assets of corporations which became Subsidiaries after the date of the Credit Agreement and falling within this Section:

     Permitted:  $10,000,000             Actual:        $_________

3. Section 7.01(j) Principal amount of indebtedness secured by purchase money security interests in property held by the Company and its Subsidiaries in the ordinary course of business and falling within this Section:

     Permitted:  $10,000,000             Actual:        $_________


SECTION 7.02  DISPOSITION OF ASSETS

     Section 7.02(g)  Dispositions falling within this Section:

     Permitted:  $5,000,000              Actual:        $_________


SECTION 7.04  LOANS AND INVESTMENTS

1. Section 7.04(d)(1)(B) Investments made during the period from the date of this Agreement through the last day of the fiscal quarter/year covered by this Compliance Certificate:

     Aggregate amount permitted for the term of this Agreement:  $60,000,000

     Actual:  $_________

2. Section 7.04(d)(2) Investments falling within this clause:

     Aggregate amount permitted for the term of this Agreement:  $15,000,000

     Actual:  $_________

3. Section 7.04(d)(3) Aggregate amount of investments under Section 7.04(d)(1) plus aggregate amount of investments under Section 7.04(d)(2):

     Permitted:  $60,000,000             Actual:        $_________


SECTION 7.05  LIMITATION ON INDEBTEDNESS

     Section 7.05(e) Aggregate amount under Section 7.05(e) [indebtedness secured by Liens permitted by subSection 7.01(i) and (j)]

     Permitted:  $20,000,000             Actual:        $_________


SECTION 7.08  CONTINGENT OBLIGATIONS

1. Section 7.08(d) Aggregate amount of Contingent Obligations of Grand Soft Capital Company and Grand Soft Equipment Company with respect to leases sold or entered into pursuant to the Grand Soft Program:

     Permitted:  $10,000,000             Actual:        $_________

     Company's Guaranty Obligations with respect to such Contingent Obligations:

     Permitted:  $10,000,000             Actual:        $_________

2.   Section 7.08(e) Guaranty Obligations falling within this Section:

     Permitted:  $5,000,000              Actual:        $_________


SECTION 7.10  LEASE OBLIGATIONS

1. Section 7.10(d). Aggregate amount of rent and other charges to be paid under operating leases falling under Section 7.10(d) (without discounting to present value and without regard to any options to extend):

     Permitted:  $10,000,000             Actual:        $_________

2. Section 7.10(e). Aggregate amount of rent and other charges to be paid under leases falling under Section 7.01(e) (without discounting to present value and without regard to any options to extend):

     Permitted:  $5,000,000              Actual:        $_________

3.   Section 7.10(f). Capital leases falling under Section 7.10(f):

     Permitted:  $15,000,000             Actual:        $_________


SECTION 7.11  RESTRICTED PAYMENTS

     Dividend payments made in fiscal year ____:

     Permitted:  $_________              Actual:        $_________

SECTION 7.13  CONSOLIDATED NET WORTH

1.   (a) Base amount                                                $140,000,000

     (b) 75% of the Company's consolidated net income for each
calendar year beginning with the calendar year ending on December
31, 1999 (with no deduction for losses)                             $___________

     (c) 75% of Net Issuance Proceeds of any stock offerings
issued or subordinated debt incurred since March 27, 1998           $___________

2.   Sum of 1(a), (b), and (c) or minimum required Consolidated
     Net Worth                                                      $___________

3.   Actual Consolidated Net Worth                                  $___________



SECTION 7.14  MINIMUM FIXED CHARGE COVERAGE RATIO


    Minimum Fixed
 Charge Coverage Ratio                 For the period consisting of the four consecutive fiscal quarters
  cannot be less than:                 ending on the last day of its:
         2.00                          Third fiscal quarter of 1998

         1.70                          Fourth fiscal quarter of 1998 and first and second fiscal
                                       quarters of 1999

         2.25                          Third fiscal quarter of 1999 and each fiscal quarter thereafter

The following computations are to be made for the period consisting of four consecutive fiscal quarters ending on the last day of the fiscal quarter first above written on page 1 of this Schedule.

1.   EBITDA                                                                     $__________

2.   Add-back Charges                                                           $__________

Add-back Charges cannot exceed $70,000,000 in the aggregate. $13.000,000 in Add-back Charges shall be added for the third quarter of 1998. Add-back Charges shall be added for the fourth quarter of 1998 and for the first, second. and third quarters of 1999.
No Add-back Charges shall be entered for the fourth fiscal quarter of 1999 and any fiscal quarter thereafter.

3.   Current operating lease expense                                            $__________

4.   Sum of 1 + 2 + 3                                                           $__________

5.   Interest expense                                                           $__________

6.   Current operating lease expense                                            $__________

7.   Sum of 5 + 6                                                               $__________

8.   Ratio of 4 to 7                                                            $__________

9.   Allowed                                                                    $__________



SECTION 7.15  FUNDED DEBT/ADJUSTED EBITDA RATIO

Funded Debt/Adjusted EBITDA Ratio cannot be greater than:

                (1)  4.50 for its third fiscal quarter in 1998;
                (2)  6.00 for its fourth fiscal quarter in 1998;
                (3)  5.50 for its first fiscal quarter in 1999;
                (4)  5.00 for its second fiscal quarter in 1999;
                (5)  4.00 for its third and fourth fiscal quarters in 1999; and
                (6) 3.50 for its first fiscal quarter in 2000 and each fiscal quarter thereafter.

 1.   Funded Debt (with adjustments permitted under definition of
      Funded Debt)                                                              $__________

 2.   Adjusted EBITDA (the sum of item 1 plus item 2 in Section 7.14
      calculations)                                                             $__________

 3.   Ratio of 1 to 2:                                                           __________

 4.   Permitted Ratio:                                                           __________